EXHIBIT 6.1


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                 DIRECTORS AND OFFICER OF VAN KAMPEN FUNDS INC.

                  NAME                                       POSITION                                  LOCATION
-----------------------------------------      ---------------------------------------      --------------------------------
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Mitchell M. Merin                              Chairman and Chief Executive                 New York, NY
                                               Officer President and Chief
                                               Executive Officer of the Funds

Alexander Frank                                Treasurer                                    New York, NY

Stefanie Chang Yu                              Secretary; Assistant Secretary of            New York, NY
                                               the Funds

Barry Fink                                     Managing Director                            New York, NY

Jeffrey Hiller                                 Managing Director                            New York, NY

Michael Kiley                                  Managing Director                            New York, NY

A. Thomas Smith III                            Managing Director, Vice President            New York, NY
                                               and Secretary of the Funds

Sara L. Badler                                 Managing Director                            New York, NY

Colette M. Saucedo                             Managing Director                            Houston, TX

Steven M. Massoni                              Managing Director                            Oakbrook Terrace, IL

David M. Swanson                               Managing Director                            Oakbrook Terrace, IL

Jonathan S. Thomas                             Managing Director                            New York, NY

Laurence J. Althoff                            Executive Director                           Oakbrook Terrace, IL

Patricia A. Bettlach                           Executive Director                           Chesterfield, MO

Michael P. Boos                                Executive Director                           Oakbrook Terrace, IL

Richard F. Brereton                            Executive Director                           New York, NY

Richard J. Charlino                            Executive Director                           Jersey City, NJ

Dominick Cogliandro                            Executive Director                           Jersey City, NJ

Susan K. Crawshaw                              Executive Director                           Oakbrook Terrace, IL

Michael B. Hughes                              Executive Director                           Oakbrook Terrace, IL

Maura A. McGrath                               Executive Director                           Jersey City, NJ

Andrew J. Scherer                              Executive Director                           Oakbrook Terrace, IL

Gwen L. Shaneyfelt                             Executive Director                           Oakbrook Terrace, IL

Robert Watson                                  Executive Director                           Oakbrook Terrace, IL

Scott Allen Wentsel                            Executive Director                           Oakbrook Terrace, IL

Patrick M. Zacchea                             Executive Director                           Oakbrook Terrace, IL

Gary R. DeMoss                                 Executive Director                           Oakbrook Terrace, IL

Richard G. Golod                               Executive Director                           Jersey City, NJ

Eric J. Hargens                                Executive Director                           Oakbrook Terrace, IL

Michelle H. Huber                              Executive Director                           Oakbrook Terrace, IL

Troy D. Huber                                  Executive Director                           Oakbrook Terrace, IL

David Linton                                   Executive Director                           Weston, CT

Carl Mayfield                                  Executive Director                           Lakewood, CO

Mark R. McClure                                Executive Director                           Oakbrook Terrace, IL

Robert F. Muller, Jr.                          Executive Director                           Cypress, FL

Walter E. Rein                                 Executive Director and Chief                 Oakbrook Terrace, IL
                                               Financial Officer

Thomas C. Rowley                               Executive Director                           Oakbrook Terrace, IL

James J. Ryan                                  Executive Director                           Oakbrook Terrace, IL

Robert H. Schumacher                           Executive Director                           Oakbrook Terrace, IL

John L. Sullivan                               Executive Director                           Oakbrook Terrace, IL

Terry L. Swenson                               Executive Director                           Amery, WI

Elizabeth Vale                                 Executive Director                           West Conshohocken, NJ

Jeff Warland                                   Executive Director                           Oakbrook Terrace, IL

Robert S. West                                 Executive Director                           Oakbrook Terrace, IL

Edward C. Wood, III                            Executive Director, Chief                    Oakbrook Terrace. IL
                                               Administrative Officer and Chief
                                               Operating Officer

James R. Yount                                 Executive Director                           Coto De Caza, CA

Gregory Heffington                             1st Vice President                           Ft. Collins, CO

James D. Stevens                               1st Vice President                           North Andover, MA

James K. Ambrosio                              Vice President                               Lloyd Harbor, NY

George Steven Amidon                           Vice President                               Oakbrook Terrace, IL

Johanna Anders                                 Vice President                               Oakbrook Terrace, IL

Leslie Ann Ashton                              Vice President                               Salt Lake City, UT

Matthew T. Baker                               Vice President                               Oakbrook Terrace, IL

Scott C. Bernstiel                             Vice President                               Freehold, NJ

Roger J. Bianco                                Vice President                               Highlands Ranch, CO

Carol S. Biegel                                Vice President                               Naperville, IL

Brian E. Binder                                Vice President                               Oakbrook Terrace, IL

Christopher M. Bisaillon                       Vice President                               Chicago, IL

William Edwin Bond                             Vice President                               New York, NY

Elizabeth M. Brown                             Vice President                               Houston, TX

Michael Winston Brown                          Vice President                               Colleyville, TX

John T. Browning                               Vice President                               Oakbrook Terrace, IL

Loren Burket                                   Vice President                               Plymouth, MN

Juanita E. Buss                                Vice President                               Kennesaw, GA

Deanne Margaret Chiaro                         Vice President                               Hermosa Beach, CA

Scott A. Chriske                               Vice President                               Safety Harbor, FL

Richard E. Christman                           Vice President                               San Francisco, CA

German Clavijo                                 Vice President                               Tucker, GA

Michael Colston                                Vice President                               Louisville, KY

Gina Costello                                  Vice President                               Oakbrook Terrace, IL

Suzanne Cummings                               Vice President                               Oakbrook Terrace, IL

Pat Flynn Dredze                               Vice President                               Oakbrook Terrace, IL

Paula Duerr                                    Vice President                               Oakbrook Terrace, IL

Craig Alan Dumnich                             Vice President                               Perryville, MD

Michael E. Eccleston                           Vice President                               Chicago, IL

Craig S. Falduto                               Vice President                               Oakbrook Terrace, IL

Eileen R. Finnegan                             Vice President                               Oakbrook Terrace, IL

William J. Fow                                 Vice President                               Redding, CT

David Joseph Fredrick                          Vice President                               Newton, MA

Charles Friday                                 Vice President                               Gibsonia, PA

Steve Benford Fry                              Vice President                               Oakbrook Terrace, IL

Robert P. Glover                               Vice President                               Princeton, NJ

Daniel Hamilton                                Vice President                               Austin, TX

John G. Hansen                                 Vice President                               San Francisco, CA

William G. Harrigan                            Vice President                               Jersey City, NJ

Michael D. Hibsch                              Vice President                               Nashville, TN

Scott Alexander Hintz                          Vice President                               Oakbrook Terrace, IL

Lowell Jackson                                 Vice President                               Roswell, GA

Nancy Johannsen                                Vice President                               Oakbrook Terrace, IL

Laurie L. Jones                                Vice President                               Houston, TX

Tara Jones                                     Vice President                               Oakbrook Terrace, IL

Louis Gregory Kafkes                           Vice President                               Oakbrook Terrace, IL

Thomas Patrick Kelly                           Vice President                               Oakbrook Terrace, IL

Robert Daniel Kendall                          Vice President                               Oakbrook Terrace, IL

Gary F. Kleinschmidt                           Vice President                               Chalfont, PA

Frederick Kohly                                Vice President                               Miami, FL

Lisa Therese Kueng                             Vice President                               Oakbrook Terrace, IL

Brian Laux                                     Vice President                               Staten Island, NY

Tony E. Leal                                   Vice President                               Houston, TX

Holly Lieberman                                Vice President                               Oakbrook Terrace, IL

Ivan R. Lowe                                   Vice President                               Houston, TX

Richard M. Lundgren                            Vice President                               River Forest, IL

Douglas M. Macomber                            Vice President                               Elmhurst, IL

Eric J. Marmoll                                Vice President                               Oakbrook Terrace, IL

Anne Therese McGrath                           Vice President                               San Francisco, CA

Elisa R. Mitchell                              Vice President; Assistant Secretary          Oakbrook Terrace, IL
                                               of the Funds

Stuart R. Moehlman                             Vice President                               Houston, TX

Alexis Montoya                                 Vice President                               New York, NY

Sterling Tyler Moore                           Vice President                               San Francisco, CA

Lance O'Brian Murphy                           Vice President                               Dallas, TX

Grant R. Myers                                 Vice President                               Houston, TX

Elizabeth A. Nelson                            Vice President; Assistant Secretary          Oakbrook Terrace, IL
                                               of the Funds

Peter Nicholas                                 Vice President                               Marblehead, MA

James A. O'Brien                               Vice President                               Rochester, NY

Mark E. O'Donnell                              Vice President                               Watertown, MA

Timothy Jay Ott                                Vice President                               Highland, VA

Pete Papageorgakis                             Vice President                               Oakbrook Terrace, IL

Richard J. Poli                                Vice President                               Downingtown, PA

Shannon C. Poley                               Vice President                               Oakbrook, IL

Ronald E. Pratt                                Vice President                               Alpharetta, GA

Kevin Wayne Reszel                             Vice President                               Oakbrook Terrace, IL

Michael W. Rohr                                Vice President                               Naperville, IL

Christine Cleary Ross                          Vice President                               Scottsdale, AZ

Suzette N. Rothberg                            Vice President                               Maple Grove, MN

Jeffrey Rourke                                 Vice President                               Malvern, PA

Jason F. Ruimerman                             Vice President                               Salem, MA

Shahid S. Saigol                               Vice President                               Tampa, FL

Thomas J. Sauerborn                            Vice President                               Jersey City, NJ

Maura Scherer                                  Vice President                               Oakbrook Terrace, IL

Stanley S. Schiewe                             Vice President                               Keller, TX

Timothy M. Scholten                            Vice President                               New Albany, OH

Ronald J. Schuster                             Vice President                               Orlando, FL

Frank Skubic                                   Vice President                               San Francisco, CA

Heather Smith                                  Vice President                               Richmond, VA

Christopher J. Staniforth                      Vice President                               Leawood, KS

Richard Stefanec                               Vice President                               Tarzana, CA

Joseph L. Thomas                               Vice President                               San Diego, CA

John F. Tierney                                Vice President                               Oakbrook Terrace, IL

Hugh C. Triplett                               Vice President                               Thousand Oaks, CA

Thomas Buckley Tyson                           Vice President                               Oakbrook Terrace, IL

Curtis L. Ulvestad                             Vice President                               Red Wing, MN

Brett Van Bortel                               Vice President                               Oakbrook Terrace, IL

Larry Brian Vickrey                            Vice President                               Houston, TX

Daniel B. Waldron                              Vice President                               Oakbrook Terrace, IL

Sharon Monica Wells                            Vice President                               Jersey City, NJ

Steven P. Werner                               Vice President                               Mission Viejo, CA

Harold Whitworth, III                          Vice President                               Liberty Township, OH

Joel John Wilczewski                           Vice President                               Franklin, TN

Thomas M. Wilson                               Vice President                               Oakbrook Terrace, IL

Barbara A. Withers                             Vice President                               Oakbrook Terrace, IL

John Wyckoff                                   Vice President                               Santa Monica, CA

David M. Wynn                                  Vice President                               Chandler, AZ

Lynn Chadderton                                Asst. Vice President                         Valrico, FL

Regina Coleman                                 Asst. Vice President                         Oakbrook Terrace, IL

Kristen L. Doss                                Asst. Vice President                         Houston, TX

Tammy Echevarria-Davis                         Asst. Vice President                         Oakbrook Terrace, IL

Walter C. Gray                                 Asst. Vice President                         Oakbrook Terrace, IL

Thomas Johnson                                 Asst. Vice President                         New York NY

Christine K. Putong                            Asst. Vice President                         Oakbrook Terrace, IL

Dennis M. Rady                                 Asst. Vice President                         Oakbrook Terrace, IL

Leah Richardson                                Asst. Vice President                         Oakbrook Terrace, IL

David P. Robbins                               Asst. Vice President                         Oakbrook Terrace, IL

Pamela S. Salley                               Asst. Vice President                         Houston, TX

David T. Saylor                                Asst. Vice President                         Oakbrook Terrace, IL

Lisa Schultz                                   Asst. Vice President                         Oakbrook Terrace, IL

Laurel Shipes                                  Asst. Vice President                         Duluth, GA

Michael Trizil                                 Asst. Vice President                         Oakbrook Terrace, IL

David H. Villarreal                            Asst. Vice President                         Oakbrook Terrace, IL

Judy Wooley                                    Asst. Vice President                         Houston, TX

Marilyn Cranney                                Assistant Secretary                          New York, NY

Mary Mullin                                    Assistant Secretary                          New York, NY

John Browning                                  Officer                                      Oakbrook Terrace, IL

Leticia George                                 Officer                                      Houston, TX

William D. McLaughlin                          Officer                                      Houston, TX

Rebecca Newman                                 Officer                                      Houston, TX

John Yovanovic                                 Officer                                      Houston, TX

Mitchell M. Merin                              Director                                     New York, NY

John L. Sullivan                               Director                                     Oakbrook Terrace, IL

David M. Swanson                               Director                                     Oakbrook Terrace, IL

A. Thomas Smith III                            Director                                     New York, NY

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